CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Craig Goos, Principal Executive Officer of UBS Juniper Crossover Fund, L.L.C. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:       3/6/09                       /s/ Craig Goos
     -------------------------           ---------------------------------------
                                         Craig Goos, Principal Executive Officer


I, Robert Aufenanger, Principal Financial Officer of UBS Juniper Crossover Fund, L.L.C. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:       3/6/09                        /s/ Robert Aufenanger
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                                          Robert Aufenanger, Principal Financial
                                          Officer